Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Academy Sports and Outdoors, Inc. (the “Company”) for the quarterly period ended May 2, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Earl Carlton Ford, IV, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/	EARL CARLTON FORD, IV	Date:	June 10, 2026
Earl Carlton Ford, IV
Executive Vice President and Chief Financial Officer
(principal financial officer)